UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 23, 2005
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)





            Delaware                     1-9700               94-3025021
  (State or other jurisdiction         Commission          (I.R.S. Employer
of incorporation or organization)      File Number       Identification Number)




                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         THE CHARLES SCHWAB CORPORATION



Item 1.01 Entry into a Material Definitive Agreement

     On February 23, 2005, at a meeting of the Compensation Committee of the Board of Directors of The Charles Schwab Corporation (the Committee), the Committee approved performance criteria under The Charles Schwab Corporation Executive Bonus Plan (the Plan) for 2005. These performance criteria are based on revenue growth and profit margins. Certain executives will be paid bonuses based solely on overall corporate performance, while other executives who lead either an enterprise or business unit will be paid bonuses based on a combination of overall corporate performance and the performance of the enterprise or business unit that they oversee. The application of these business-specific criteria is incorporated into an amendment to the Plan adopted by the Committee, which is subject to approval at The Charles Schwab Corporation's 2005 Annual Meeting of Stockholders on May 19, 2005.


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

                         THE CHARLES SCHWAB CORPORATION


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              THE CHARLES SCHWAB CORPORATION
                                                       (Registrant)



Date:  March 1, 2005                                /s/ Christopher V. Dodds
       -------------------                          ----------------------------
                                                    Christopher V. Dodds
                                                    Executive Vice President and
                                                    Chief Financial Officer



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